Virtus Global Infrastructure Fund,

a Series of Virtus Opportunities Trust

Supplement dated August 31, 2012 to the Summary Prospectus dated January 31, 2012,

the Statutory Prospectus dated January 31, 2012, as supplemented and revised August 28, 2012,

and the Statement of Additional Information dated August 28, 2012

IMPORTANT NOTICE TO INVESTORS

Effective September 28, 2012, the fund’s name will be changed to Virtus Global Dividend Fund. The fund will continue to invest at least 80% of its assets in the equity securities of infrastructure companies, but the description of this strategy will be modified to state: “Under normal market conditions, the fund invests at least 80% of its assets in dividend paying equity securities of infrastructure companies that are located in three or more countries, one of which will be the United States.”

All other disclosure concerning the fund, including fees, expenses and portfolio management remains unchanged.

Investors should retain this supplement with the Prospectuses and Statement of

Additional Information for future reference.

VOT 8020/GIF NameChange (8/2012)